UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2012

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of May 14, 2012, Mathew Schissler resigned from his positions as Chairman, Chief Executive Officer, Secretary, and as a Director of Cord Blood America, Inc. (the “Company”).  As a result of his resignations, effective as of May 15, 2012, Mr. Schissler was removed from all his officer and director positions with all wholly owned subsidiaries of the Company.

On May 15, 2012, the Board of Directors of the Company appointed Joseph R. Vicente as Chairman and President of the Company.  As a result of this appointment, Mr. Vicente resigned from his positions as Chief Operating Officer and Vice President.

Joseph R. Vicente joined Cord Blood America, Inc. as a director of the Company in April 2004.  Prior to his appointment as Chairman and President of the Company, he also served as the Company’s Chief Operating Officer and Vice President.  From July 2002 through October 2004, Mr. Vicente was an independent consultant where he provided strategic consulting services to organizations on acquisitions, operational practices and efficiencies, and sales management.  From July 1993 through April 2002, he was a Vice President at System One/TMP Worldwide, Inc. where he held various positions with profit and loss responsibility.  Mr. Vicente is a 1985 graduate of Bowling Green State University with a B.S. in Marketing, and a 1992 graduate of the University of Tampa with an MBA.

On May 15, 2012, the Board of Directors of the Company appointed Stephen Morgan as its Vice President and Secretary.  Mr. Morgan also remains in his non-officer role as General Counsel.

Stephen Morgan has been General Counsel of the Company since August 2010.  Prior to his employment with the Company, Mr. Morgan worked for law firms in Los Angeles, California, representing clients in a broad range of transactional and litigation matters.  Mr. Morgan earned his Bachelor of Science degree from the University of Minnesota in 1999, and his Juris Doctor from Loyola Law School in Los Angeles, California in 2005.

Item 7.01.  Regulation FD Disclosure.

Effective May 14, 2012, the Company and Pyrenees Consulting, LLC (“Pyrenees”) terminated their arrangement, and Pyrenees no longer provides services for the Company.

The information contained in this Item 7.01 is being furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into a registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: May 15, 2012	By:	/s/ Joseph R. Vicente
Joseph R. Vicente
Chairman and President

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